Exhibit 10.1

EXECUTION VERSION

INCREMENTAL FACILITY AMENDMENT NO. 2 dated as of August 22, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (“Holdings”), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (the “Administrative Agent”), and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agent.

WHEREAS, the Borrower, in accordance with Section 2.21 of the Credit Agreement, hereby requests that the Incremental Tranche B Term Lenders (as defined below) make an Incremental Term Loan (as defined in the Credit Agreement) in the form of a Tranche B Term Loan (as defined in the Credit Agreement) (the “Incremental Tranche B Term Loan”) on the Effective Date (as defined below) in an aggregate principal amount of up to $800,000,000 subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, Morgan Stanley Senior Funding Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBS Securities shall be joint lead arrangers and joint bookrunners, Crédit Agricole Corporate and Investment Bank, Suntrust Robinson Humphrey, Inc. and TD Securities shall be joint bookrunners, Morgan Stanley Senior Funding Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Crédit Agricole Corporate and Investment Bank, Suntrust Bank and TD Securities shall be co-syndication agents, J.P. Morgan Securities LLC, RBC Capital Markets, Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd. shall be joint bookrunners and co-documentation agents, and Deutsche Bank Securities Inc., Citibank, N.A., PNC Bank, National Association and Sumitomo Mitsui Banking Corporation shall be senior managing agents, in each case in connection with this Amendment; and

WHEREAS, each Person party hereto whose name is set forth on Schedule 1 hereto under the heading “Incremental Tranche B Term Lenders” (each such Person, an “Incremental Tranche B Term Lender”) has agreed to make an Incremental Tranche B Term Loan to the Borrower in the amount set forth opposite its name on such Schedule on the Effective Date (as defined below) subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, this Amendment is an Incremental Facility Amendment entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Incremental Tranche B Term Loan made pursuant thereto referred to above.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Incremental Tranche B Term Loan.

(a) Schedule 1 hereto sets forth the portion of the Incremental Tranche B Term Loan of each Incremental Tranche B Term Lender as of the Effective Date (for each Incremental Tranche B Term Lender, such Lender’s “Incremental Tranche B Term Commitment”). The obligation of each Incremental Tranche B Term Lender to make an Incremental Tranche B Term Loan shall be several and not joint.

(b) On the Effective Date, the Borrower shall be deemed to have made an Incremental Tranche B Term Loan Borrowing in an aggregate principal amount of up to $800,000,000 and of the Type and for the Interest Period specified in the Borrowing Request delivered pursuant to Section 6(d) hereof, as required by and pursuant to the terms of the Credit Agreement, and each Incremental Tranche B Term Lender shall make an Incremental Tranche B Term Loan to the Borrower in an aggregate principal amount not to exceed such Incremental Tranche B Term Lender’s Incremental Tranche B Term Commitment. Notwithstanding anything herein to the contrary (but subject to (i) the understanding that the Incremental Tranche B Term Loan constitutes a separate Class of Term Loans, (ii) the provisions of this Amendment (including the amendments set forth in Section 3 hereof) and (iii) the express limitations on amendments, modifications and waivers to the Loan Documents set forth in Section 9.02 of the Credit Agreement), the Incremental Tranche B Term Loan shall be treated in the same manner as Tranche B Term Loans for all purposes under the Credit Agreement; provided, however, that Section 2.12(d) of the Credit Agreement shall not apply to the Incremental Tranche B Term Loans.

(c) Notwithstanding anything in the Credit Agreement to the contrary, (i) the initial Interest Period in respect of the Incremental Tranche B Term Loan shall commence on the Effective Date and shall end on August 30, 2013 (such period, the “Initial Interest Period”), and (ii) the LIBO Rate applicable for determining the rate of interest accruing on the Incremental Tranche B Term Loan for the Initial Interest Period shall be the LIBO Rate applicable for determining the rate of interest accruing on the Tranche B Term Loans on the Effective Date.

(d) Each Incremental Tranche B Term Lender, by delivering its signature page to this Amendment on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Effective Date.

SECTION 3. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Incremental Tranche B Term Amendment” means the Incremental Facility Amendment No. 2 dated as of August 22, 2013, among Holdings, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Incremental Tranche B Term Lenders.

“Incremental Tranche B Term Amendment Effective Date” means August 22, 2013.

“Incremental Tranche B Term Lender” means a Lender with an outstanding Incremental Tranche B Term Loan.

“Incremental Tranche B Term Loan” means a loan made pursuant to Section 2 of the Incremental Tranche B Term Amendment.

“Incremental Tranche B Term Maturity Date” means January 31, 2019, as the same may be extended pursuant to Section 2.22.

(b) The definition of “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Tranche B Term Loans” in the last sentence of such definition with the text “Tranche B Term Loans and Incremental Tranche B Term Loans”.

(c) The definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Tranche B Term Loans” in the last sentence of such definition with the text “Tranche B Term Loans and Incremental Tranche B Term Loans”.

(d) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “Tranche B Term Loan” in clause (a) of such definition with the text “Tranche B Term Loan or Incremental Tranche B Term Loan”.

(e) The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following definition:

“Repricing Transaction” means the prepayment or refinancing of all or a portion of the Tranche B Term Loans or Incremental Tranche B Term Loans concurrently with the incurrence by the Borrower of any long-term bank debt financing or any other financing similar to the Tranche B Term Loans or the Incremental Tranche B Term Loans, as applicable, in each case having a lower all-in yield (including, in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness) than the all-in yield applicable to the Tranche B Term Loans or the Incremental Tranche B Term Loans, as applicable (including, in addition to the applicable coupon, any interest rate “floors”, upfront or similar fees and original issue discount payable to the holders of such Indebtedness (in their capacities as such) with respect to such Indebtedness).

(f) The definition of “Weighted Average Yield” in Section 1.01 of the Credit Agreement is hereby amended by replacing each occurrence of the text “Tranche B Term Loans” in such Section with the text “Tranche B Term Loans or Incremental Tranche B Term Loans, as applicable”.

(g) Section 2.07 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (a) of such Section:

Notwithstanding anything herein to the contrary, each Interest Election Request delivered by the Borrower under this Section 2.07 with respect to the Tranche B Term Borrowings shall apply ratably to the Incremental Tranche B Term Borrowings (and vice versa).

(h) Section 2.10 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

Subject to adjustment pursuant to Section 2.11(d), the Borrower shall repay Incremental Tranche B Term Borrowings on the last day of each March, June, September and December, beginning with September 30, 2013, and ending with the last such day to occur prior to the Incremental Tranche B Term Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Incremental Tranche B Term Borrowings (for purposes of clarity, without giving effect to any original issue discount on the funding thereof) outstanding on the Incremental Tranche B Term Amendment Effective Date.

(i) Section 2.10 of the Credit Agreement is hereby further amended by (i) replacing the text “and” immediately prior to clause (ii) in paragraph (c) of such Section with the text “,” and adding the following new clause (iii) at the end of such paragraph (c):

and (iii) all Incremental Tranche B Term Loans shall be due and payable on the Incremental Tranche B Term Maturity Date

(j) Section 2.11 of the Credit Agreement is hereby amended by replacing the second sentence of paragraph (e) of such Section in its entirety with the following sentence:

In the event of any mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Tranche A Term Borrowings, Tranche B Term Borrowings and Incremental Tranche B Term Borrowings (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that any Tranche B Term Lender or Incremental Tranche B Term Lender (and, to the extent provided in the Incremental Facility Amendment for any Class of Incremental Term Loans, any Lender that holds Incremental Term Loans of such Class) may elect, by notice to the Administrative Agent by telephone (confirmed by hand delivery or facsimile) at least one Business Day prior to the required prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans, Incremental Tranche B Term Loans or Incremental Term Loans of any such Class pursuant to this Section 2.11 (other than an optional prepayment pursuant to paragraph (a) of this Section 2.11, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans, Incremental Tranche B Term Loans or Incremental Term Loans of any such Class but was so declined may be retained by the Borrower. In the event of any optional prepayment of Tranche B Term Borrowings or Incremental Tranche B Term Borrowings, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Tranche B Term Borrowings and Incremental Tranche B Term Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

(k) Section 2.11 of the Credit Agreement is hereby amended by adding the following new paragraph (i) to such Section in the appropriate alphabetical order:

All (i) prepayments of Incremental Tranche B Term Loans effected on or prior to the six-month anniversary of the Third Amendment Effective Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement effected on or prior to the six-month anniversary of the Third Amendment Effective Date, the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Incremental Tranche B Term Lenders in an amount equal to 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loans so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loans affected by such amendment, amendment and restatement or other modification, in the case of a transaction described in clause (ii) of this paragraph. Notwithstanding the foregoing, this paragraph shall not apply to a refinancing of all the Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment or waiver of this Agreement being adopted in connection with such transaction); provided that the primary purpose of such transaction is not to effect a Repricing Transaction.

(l) Section 2.21 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

For purposes of clause (A) of the proviso to this Section 2.21(b) in respect of subsequent Classes of Incremental Term Loans, the Incremental Tranche B Term Loans shall be deemed to be in the same Class of Term Loans as the Tranche B Term Loans.

(m) Section 2.22 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

Notwithstanding anything herein to the contrary, any Maturity Date Extension Request that is delivered by the Borrower hereunder in respect of the Tranche B Term Borrowings shall apply ratably to the Incremental Tranche B Term Borrowings (and vice versa).

(n) Section 2.23 of the Credit Agreement is hereby amended by adding the following sentence at the end of paragraph (b) of such Section:

For purposes of clarity, any prepayment of Tranche B Term Loans pursuant to this Section 2.23 with the proceeds of Refinancing Term Loans shall be applied ratably between the Tranche B Term Loans and the Incremental Tranche B Term Loans (and vice versa).

SECTION 4. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each of the Incremental Tranche B Term Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Use of Proceeds. The proceeds of the Incremental Tranche B Term Loan shall be used by the Borrower for working capital and general corporate purposes.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date first above written (the “Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, each of the other Loan Parties and each of the Incremental Tranche B Term Lenders, (b) each of the conditions set forth in subclauses (A) through (D) (inclusive) of the first proviso in Section 2.21(a) of the Credit Agreement shall have been satisfied, (c) each of the representations and warranties set forth in Section 4 hereof shall be true and correct, (d) the Borrower shall have delivered a Borrowing Request with respect to the Incremental Tranche B Term Loan, (e) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Borrower, the Loan Documents or the transactions contemplated hereby (including certified resolutions from the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment), all in form and substance reasonably satisfactory to the Administrative Agent, (f) the Administrative Agent shall have received a legal opinion reasonably satisfactory to it from Cravath, Swaine & Moore LLP, special New York counsel for the Loan Parties, and (g) the Administrative Agent shall have received payment of all expenses and fees required to be paid or reimbursed by Holdings, the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses and fees set forth in Sections 10 and 11 hereof.

SECTION 7. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Holdings, the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document”, the Incremental Tranche B Term Lenders shall constitute “Lenders” and “Term Lenders” and the Incremental Tranche B Term Loans shall constitute “Loans” and “Term Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Incremental Tranche B Term Lenders.

SECTION 10. Expenses. Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11. Upfront Fees. Holdings and the Borrower agree to pay to Administrative Agent for the account of each Incremental Tranche B Term Lender an upfront fee equal to 1.00% of the aggregate principal amount of the Incremental Tranche B Term Loan, which fee will be paid on the Effective Date.

SECTION 12. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP.,

By	/s/ W. Benjamin Moreland
	Name:	W. Benjamin Moreland
	Title:	President and Chief Executive Officer

CROWN CASTLE OPERATING COMPANY,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE OPERATING LLC,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CCGS HOLDINGS CORP.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 2 Signature Page]

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE SOLUTIONS CORP.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITIONS III LLC,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

GLOBAL SIGNAL ACQUISITION IV LLC,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE TOWERS 06-2 LLC,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 2 Signature Page]

CROWN CASTLE NG NETWORKS INC.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG EAST INC.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

CROWN CASTLE NG WEST INC.,

By	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Incremental Facility Amendment No. 2 Signature Page]

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent,

By	/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Director

[Incremental Facility Amendment No. 2 Signature Page]

INCREMENTAL TRANCHE B TERM LENDER

SIGNATURE PAGE TO INCREMENTAL FACILITY AMENDMENT NO. 2 DATED AS OF AUGUST 22, 2013, TO THE CREDIT AGREEMENT DATED AS OF JANUARY 31, 2012, AMONG CROWN CASTLE INTERNATIONAL CORP., CROWN CASTLE OPERATING COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, AND MORGAN STANLEY SENIOR FUNDING, INC., AS CO-DOCUMENTATION AGENT

THE ROYAL BANK OF SCOTLAND PLC,

By	/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Director

[Incremental Facility Amendment No. 2 Signature Page]